UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): March 6, 2017

CIPHERLOC CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-28745	86-0837077
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Main Street, Suite 100

Buda, TX 78610

(Address of principal executive offices) (Zip Code)

702-818-9011

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 6, 2017, the Company received from Eric Marquez a letter of resignation dated March 5, 2017, with an effective date of March 1, 2017 resigning as Chief Financial Officer, and Director. The Board of Directors accepted the resignation and appointed Gino Mauriello, CPA as the Chief Financial Officer. Mr. Mauriello is a Director of the Company.

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

17.3 Resignation Letter

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	CipherLoc Corporation

Date: March 6, 2017	By:	/s/ Michael De La Garza
Michael De La Garza
Director and Chief Executive Officer (Principal Executive Officer)

Registrant	CipherLoc Corporation

Date: March 6, 2017	By:	/s/ Gino Mauriello
Gino Mauriello
Director and Chief Financial Officer (Principal Accounting Officer)